UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008

TIA I, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52285	51-0597955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 Heng Shan Road, Kun Lun Shopping Mall,
Harbin, The People’s Republic of China 150090
(Address of principal executive offices) (zip code)

011-86-451-8233-5794
(Registrant’s telephone number, including area code)

Not Applicable .

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Previous Independent Accountants.

On  December 17, 2008, we dismissed Marcum & Kliegman, LLP as our registered public accounting firm. The reports of Marcum & Kliegman, LLP on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change independent accountants was approved by our board of directors on December 17, 2008.

During our two most recent fiscal years and through the date of this Annual Report on Form 10-K, we have had no disagreements with Marcum & Kliegman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman, LLP, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this Annual Report on Form 10-K, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We have provided Marcum & Kliegman, LLP with a copy of this disclosure before its filing with the SEC. We have requested that Marcum & Kliegman, LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of our letter, dated December 17, 2008 is filed as Exhibit 16.1 and a copy of their reply is filed as Exhibit 16.2 to this Current Report on Form 8-K.

New Independent Accountants.

Our board of directors appointed Sherb & Co., LP as our new independent registered public accounting firm as of December 17, 2008. During the two most recent fiscal years and through the date of our engagement, we did not consult with Sherb & Co., LP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Item 9.01	Financial Statements and Exhibits

Exhibits

16.1	Letter from the Company to Marcum & Kliegman dated December 17, 2008
16.2	Letters from Marcum & Kliegman dated December 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2008	TIA I, INC.

By: /s/ Xiqun Yu
Xiqun Yu
Chief Executive Officer, Chief Financial Officer, Secretary and a director